Investor Presentation 2024

Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q3 2024, 2024, medium term, and long-term financial outlook and performance against our multi-year financial framework, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: our rapid growth and limited history with our current pricing and platform features makes it difficult to evaluate our prospects and future operating results; we may not be able to sustain our revenue and customer growth rate in the future; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, high interest rates, and the impacts of current and potential future bank failures and ongoing overseas conflicts, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 23, 2024, as supplemented by any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included at the end of this presentation, and investors are encouraged to review these reconciliations. The Company cannot provide reconciliations between its forecasted non-GAAP measures and the most comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Customer Metrics and Market Data This presentation includes useful customer metrics and other data, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2023 Investor Presentation

*All financial metrics are as of or for the quarter ended 6/30/24. Revenue growth represents year-over-year growth of Q2 2024 over Q2 2023. 30,000+ Customers in 100+ countries 77% Gross Profit 25% Revenue Growth 99% Subscription Revenue 36% ACV Growth

Empowering businesses to operationalize social Disruptive product led model and fast time to value Recurring SaaS model (99% subscription) Durable moats and barriers to entry Investment highlights Social system of record, intelligence and action Highly scalable single code base Founder-led leadership team and exceptional culture Large and rapidly growing TAM

Our history Sprout was built on the premise that social media would change the way the world communicates and how virtually every aspect of business operates. 2011 Sprout platform introduced 2010 Founded company 2013 Hired 100th employee 2017 First business acquisition 2018 Opened Dublin office Launched first add-on module (Listening) 2019 Became a public company Launched Reviews add-on 2020 Sprout Design Refresh Launched Premium Analytics add-on 2021 Launched Social Commerce 2016 Series C funding 2022 Strategic platform changes 2023 Acquired Influencer Marketing leader, Tagger Acquired AI/ML leader, Repustate

Social media has fundamentally transformed the way consumers connect with brands Total Global Social Media Users per Statista, April 2024 With more than consumers using social media 5.07 billion Businesses must adapt or risk becoming irrelevant to nearly half of the world’s population. The ways that business attract, acquire, sell to and service customers is being completely transformed.

And changed the entire customer experience, across the enterprise Social is a horizontal technology that has tangible benefits to nearly every department within a modern business; businesses must adapt and re-tool to harness the power of social and maximize the value of social data. Social is strategic to every business Social media marketer Social team ProductInfluenceMarketing Sales Success Support Strategy

Marketing Sales Support Success Product Strategy Commerce Advocacy Requiring an entirely new system of record Social media is massive, scattered, multi-purpose and does not conform to our existing business systems. A centralized platform is critical to creating strategic business value. Influencer

Marketing Sales Support Success Product Strategy Commerce Advocacy Sprout is the platform solution Sprout consolidates the complexity of social channels into a powerful, elegant and seamlessly integrated platform that can be leveraged across an organization. Influencer Influencer category expansion via August 2023 acquisition of Tagger. This product has not been fully integrated yet into Sprout.

Sprout Social has become mission-critical for more than 30,000 customers globally

Analytics Engagement Listening Influencer Marketing Publishing Advocacy A powerful, fully integrated platform Our core platform was built to facilitate social communication. We’ve expanded our capabilities to handle new use-cases as more of the customer experience has shifted to social, and as businesses mature in their standardization of social. Reporting

Providing real-time insights for brands across billions of data points Social data is an unprecedented source of business intelligence — allowing businesses to better understand their customers, markets, competitors and to shape their strategy based on real-time global insights from billions of consumers.

With compounding competitive advantages Our core platform was built to facilitate social communication. We’ve expanded our capabilities to meet new use-cases as more of the customer experience shifts to social over time. Data scale Single code base Seamless, unified platform Deep, integrated network partnerships Dynamic innovation

Direct competitors Specialized & lack integration Platform / technology limitations Disparate systems that are hard to get value from Custom & services heavy Other software vendors Social is horizontal and can’t be compartmentalized Built on common, unique ID Anonymized data / GDPR Issues Partnering with Sprout Meaningful barriers to entry We are well positioned to lead our market. Our primary competitors have taken a different approach; other software vendors have been unable to adapt effectively to social and are leaning in to social partnerships with Sprout.

Entrenched network & integration ecosystem We have deep, integrated and differentiated network & technology partner relationships that are increasingly hard to replicate; our expanding ecosystem is growing the value of our social system of record.

Top customer-rated platform Sprout was named the #1 Best Software Product by G2’s 2024 Best Software Awards. We are the top rated platform in our category for virtually every customer satisfaction dimension. *Ratings reflect Sprout Social’s rating and the ratings of its primary competitors by G2 as of July 19, 2024 Ease of use Admin Product direction Support Performance & reliability Ease of setup Focus 8.9 9.1 9.2 8.8 9.0 9.0 Social-First A 8.5 8.6 8.1 8.2 8.5 8.6 Consumer, SMB B 7.5 7.2 8.6 7.7 8.1 7.4 Enterprise C 7.4 7.4 8.0 7.6 8.2 6.3 Large Enterprise

Our market is early 90% <5% Executives agree: social will soon become their primary channel for connecting with customers Have adopted a social media management platform Data from “The 2023 State of Social Media: AI & Data Take Center Stage.” Harris Poll, Commissioned by Sprout Social, 2023.

>$55B current SAM* 2023 Estimate; influencer marketing represents additional SAM and category expansion <5% current penetration* Sprout and all of our direct competitors combined today serve a small fraction of our SAM >$120B 2025 TAM forecast* >25% Annual Growth; influencer marketing represents additional TAM and faster growth *See Appendix for detailed calculation And rapidly growing Sprout’s entrance into the influencer marketing category will expand ACV and SAM opportunity

SMB Enterprise Agency Mid-Market *As of 12/31/2023. Visual reflects ARR distribution by segment as of 12/31/2023. With a strategically diversified customer base Our product, go to market and success strategies are aligned around the most productive customers in our market. We’re positioned to capture customers as they mature into our sweet spot over time. ● >6:1 overall LTV:CAC Ratio* ● Highly diverse customer base with no revenue concentration ● Broad perspective. Our smallest segment has 5,000+ customers ● Every segment served from a single code-base and distribution model

Disruptive and durable GTM model Success & Support Community, content & customer marketing Customer on-boarding RetentionInbound trials Sales development SEO, content, partnerships & brand Acquisition

Customers who have not adopted a premium product Customers who have adopted one premium product Two or more premium products Platform adoption is early We’re building the unified platform for all social workflow. We have a large opportunity to make social listening, advocacy, reporting and influencer marketing core to every customer.

Recent Customer Highlights ACV calculated as ending quarter ARR divided by ending quarter total customer count Accelerating multi-year ACV growth We are scaling with high quality, social-first customers. This is resulting in larger initial lands, more valuable existing customers, and broader penetration of larger accounts, all compounding to deliver multi-year ACV growth.

As we accelerate growth with our largest customers, we are establishing ourselves as the social system of record, intelligence and action. Recent Customer Highlights Broadening customer adoption

Strong economics, optimized for growth Attractive returns on growth investments and a strong competitive position reinforce investments to support long duration growth Non-GAAP Gross Margin, Non-GAAP Operating Margin and Non-GAAP FCF Margin are Non-GAAP financial metrics. See appendix for reconciliations of these measures to their closest comparable GAAP measure and definitions to these Non-GAAP measures. 2021 2022 2023 2Q24 2028 Goals Revenue 41% 35% 31% 25% >$1B Non-GAAP Gross Margin 76% 77% 78% 79% >80% Non-GAAP Operating Margin -3% -2% 1% 5% >20% Non-GAAP FCF Margin 7% 3% 3% 3% 20-22%

● Lead Nascent TAM ● Account Expansion ● Platform Expansion ● International Expansion ● Category Expansion Our growth strategy We are early in our journey with multiple levers to sustain durable medium term growth

Culture as a business strategy We’re building an enduring company centered on amazing people, amazing products and over-delivering for our customers. 2017, 2018, 2020, 2021, 2022, 2023 2019, 2020, 2021, 2022, 2023, 2024, 2025

Driven by a world-class executive leadership team Joe Del Preto CFO Justyn Howard CEO Ryan Barretto President Rachael Pfenning SVP, Operations Heidi Jonas General Counsel Alan Boyce CTO Team background: Scott Morris CMO Crystal Boysen Chief People Officer Erika Troutman Chief Product Officer

Creating value for all of our stakeholders Attractive unit economics and durable long term growth Sustainable competitive advantages Industry leading platform Social is disruptive and mission critical Strategic technology partner in secularly advantaged growth market Top rated culture and team

Summary of Non-GAAP Financial Measures Three Months Ended 06/30, 2024 2023 Non-GAAP operating income $5,298 $1,925 Non-GAAP net income $4,919 $3,757 Non-GAAP net income per share $0.09 $0.07 Non-GAAP free cash flow $2,488 $6,033 Reconciliation of Non-GAAP Financial Measures Three Months Ended 06/30, 2024 2023 Reconciliation of Non-GAAP free cash flow Net cash provided by operating activities $2,063 $6,294 Expenditures for property and equipment $(493) $(261) Interest paid on credit facility $918 $- Non-GAAP free cash flow $2,488 $6,033 Sprout Social, Inc. Summary and Reconciliation of Non-GAAP Financial Measures (Unaudited) (in thousands, except per share data) Reconciliation of Non-GAAP Financial Measures Three Months Ended 06/30, 2024 2023 Reconciliation of Non-GAAP operating income Loss from operations $(16,513) $(14,917) Stock-based compensation expense $20,598 $16,376 Acquisition-related expenses $- $466 Amortization of acquired intangible assets $1,213 $- Non-GAAP operating income $5,298 $1,925 Reconciliation of Non-GAAP net income Net loss $(16,892) $(13,085) Stock-based compensation expense $20,598 $16,376 Acquisition-related expenses $- $466 Amortization of acquired intangible assets $1,213 $- Non-GAAP net income $4,919 $3,757 Reconciliation of Non-GAAP net income per share Net loss per share attributable to common shareholders, basic and diluted $(0.30) $(0.24) Stock-based compensation expense per share $0.37 $0.30 Acquisition-related expenses $- $0.01 Amortization of acquired intangible assets $0.02 $- Non-GAAP net income per share $0.09 $0.07 Appendix

Appendix

Annual Recurring Revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense and amortization expense associated with the acquired developed technology from the Tagger Media, Inc. acquisition. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP gross profit to exclude amortization expense associated with the acquired developed technology from the Tagger acquisition. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger acquisition. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP operating income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger and amortization expense associated with the acquired intangible assets from the Tagger acquisition. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger acquisition. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP net income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger and amortization expense associated with the acquired intangible assets from the Tagger acquisition. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger acquisition. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP net income (loss) per share to exclude acquisition-related expenses in connection with our acquisition of Tagger and amortization expense associated with the acquired intangible assets from the Tagger acquisition. Non-GAAP free cash flow. Non-GAAP free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities less expenditures for property and equipment, acquisition-related costs and interest. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, acquisition-related costs and interest, is not available for strategic initiatives. In 2023, we revised our definition of non-GAAP free cash flow to exclude payments related to acquisition-related costs associated with our acquisition of Tagger and cash paid for interest on our revolving line of credit. Non-GAAP free cash flow margin (Non-GAAP FCF Margin). We define non-GAAP free cash flow margin as non-GAAP free cash flow as a percentage of revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Average Contract Value (ACV). We define ACV as the ending period total ARR divided by the ending period total customer count. LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross profit from net new ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator of our market penetration. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. We calculated our current >$55B Served Addressable Market estimate as follows: (i) utilized data from The US SBA, The US Census Bureau, The OECD and Statista to estimate the total number of businesses in the United States and globally in each of our served market segments (Enterprise, Mid-Market, SMB); (ii) utilized internal data and third party estimates to estimate of the number of such businesses that require a social media management platform (the “Target Businesses”); (iii) calculated the average of our ACV and our estimate of our direct competitors’ ACVs in each segment; and (iv) multiplied the estimated average segment ACVs by the estimated number of Target Businesses in each applicable segment.   We calculated our >$120B Total Addressable Market estimate using the methodology above. We then used internal estimates informed by research from the Harris Poll to determine the projected business presence on social media in 2025 that will require a social media management platform, multiplied by our internal projected average segment ACVs in 2025 for Sprout Social and its direct competitors in the applicable segment. Current Penetration of our Served Addressable Market. We estimate the current total revenue of SPT and each of our primary competitors and divide by our current SAM to determine current market penetration. Appendix